UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2015

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Avid Technology, Inc. will on Tuesday, March 17, 2015, after market provide an investor update on the Company’s revenue model. The investor update will be released on Avid’s website, www.avid.com, and can be accessed on http://ir.avid.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: March 17, 2015	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer